AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2005
SECURITIES ACT FILE NO. 33-12213
INVESTMENT COMPANY ACT FILE NO. 811-05037

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]

Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 234	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]

Amendment No. 235	[X]

(Check Appropriate Box or Boxes)

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)
(414) 765-5344
Registrant's Telephone Number, Including Area Code

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and Address of Agent for Service)

WITH A COPY TO:

Julia Allecta
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor.
San Francisco, CA 94105-3441

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b).
[   ] on (date) pursuant to paragraph (b).
[   ] 60 days after filing pursuant to paragraph (a)(1).
[   ] on (date) pursuant to paragraph (a)(1).
[   ] 75 days after filing pursuant to paragraph (a)(2).
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

LEONETTI & ASSOCIATES, INC.
PRIVATE FINANCIAL ADVISORS

The Leonetti Fund
(formerly the Leonetti Balanced Fund)

Prospectus
October 28, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

THE LEONETTI FUND
(formerly the Leonetti Balanced Fund)

The Leonetti Fund is a no-load mutual fund
that seeks total return through a combination of income and
capital growth, consistent with preservation of capital.

The Fund’s investment adviser is Leonetti & Associates, Inc. (the “Advisor”)

The date of this Prospectus is October 28, 2005

Table of Contents

AN OVERVIEW OF THE FUND	3
UNDERSTANDING PERFORMANCE INFORMATION	4
PERFORMANCE	4
FEES AND EXPENSES	6
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	7
PRINCIPAL RISKS OF INVESTING IN THE FUND	9
PORTFOLIO HOLDINGS INFORMATION	10
INVESTMENT ADVISOR	10
SHAREHOLDER INFORMATION	11
TOOLS TO COMBAT FREQUENT TRANSACTIONS	17
PRICING OF FUND SHARES	18
SERVICE FEES - OTHER PAYMENTS TO THIRD PARTIES	18
DIVIDENDS AND DISTRIBUTIONS	19
TAX CONSEQUENCES	19
FINANCIAL HIGHLIGHTS	20
PRIVACY NOTICE	23

AN OVERVIEW OF THE FUND

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?	The Fund seeks total return through a combination of income and capital growth, consistent with preservation of capital.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?
The Fund invests in a combination of equity and high-quality fixed-income securities. Although the percentage of assets allocated between equity and fixed-income securities is flexible, under normal market conditions, the Advisor expects that at least 25% of the Fund’s assets will be invested in either equity securities or fixed-income securities. Because the Fund seeks to produce the maximum total return, a significant portion of the Fund’s assets has historically been allocated to common stocks. In selecting equity securities for the Fund, the Advisor emphasizes three types of investments:

	•	Growth stocks that exhibit a rising trend in earnings and revenue
	•	Out-of-favor blue chip stocks
	•	Small companies with rapidly rising revenues and earnings

In selecting fixed-income securities, the Advisor seeks a reliable and constant stream of income for the Fund, while preserving its capital.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?	There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
	•	The stock market may go down
	•	Interest rates may rise, which can result in a decline in both the equity and fixed-income markets
	•	Growth stocks may fall out of favor with the stock market
	•	Stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated
	•	Securities of small and medium-size capitalization companies involve greater risk than investing in larger-capitalization companies
	•	Securities of undervalued companies may remain undervalued during a given period
	•	The exchange traded funds ("ETFs") in which the Fund invests are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price
	•	Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indexes they track
	•	Investment in an ETF or other investment company is subject to the risks associated with the ETF and its underlying securities and you will indirectly bear your proportionate share of any ETF fees and expenses.

WHO MAY WANT TO INVEST IN THE FUND?	The Fund may be appropriate for investors who:
	•	Are seeking total return from both capital gains and income
	•	Are willing to accept a moderate degree of market volatility
The Fund may not be appropriate for investors who:
	•	Are pursuing a short-term goal
	•	Are seeking a steady level of income

UNDERSTANDING PERFORMANCE INFORMATION

Total Return. Describes how much an investment in the Fund has changed in value over any given time frame. It reflects any net increase or decrease in the Fund share price and assumes all dividends and capital gains (if any) paid during the time frame were reinvested in additional Fund shares. Total return performance results include the effect of compounding.

Average Annual Total Return. Gives an understanding of an investment’s annual contribution to your portfolio, provided it was held for the entire time frame. It smoothes out all differences in annual performance results to describe the year-by-year return that would have produced the investment’s actual cumulative total return. It is a hypothetical figure and should not be confused with actual yearly results.

PERFORMANCE

        The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates how the Fund’s total return has varied from year to year. The table illustrates the Fund’s average annual total return over time compared with a broad-based market index. The Fund also compares its performance to a “blended” index and an index that measures the performance of funds that have a similar investment objective as the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns*

* The Fund’s year-to-date return as of the most recent calendar quarter ended 9/30/05 was -1.13%.
During the period shown in the bar chart, the Fund’s highest quarterly return was 21.36% for the quarter ended December 31, 1998 and the lowest quarterly return was -11.52% for the quarter ended December 31, 2000.

Average Annual Total Returns as of December 31, 2004
	1 Year	5 Years	Since Inception (8/1/95)
The Leonetti Fund
Return Before Taxes	4.68%	-2.44%	7.31%
Return After Taxes on Distributions (1)	4.62%	-3.01%	6.42%
Return After Taxes on Distributions and Sale of Fund Shares (1),(2)	3.13%	-2.26%	6.02%

S&P 500 Index(3)	10.88%	-2.30%	10.29%
Lipper Balanced Fund Index(4)	8.99%	2.95%	8.34%

___________________
(1)
After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3)
The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

(4)
The Lipper Balanced Fund Index measures the performance of those mutual funds that Lipper, Inc. has classified as "balanced," although some funds comprising the index may have somewhat different policies or objectives. Balanced funds maintain a portfolio of both stocks and bonds. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges. However, the figure is a composite and therefore, performance does reflect reduction for fees, expenses and taxes of ETFs.

FEES AND EXPENSES

The Fund is no load. There are no fees or charges to purchase or sell Fund shares. In addition, there are no 12b-1 fees.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that you, in addition to the fees and expenses set forth in the table/example below, will indirectly bear your proportionate share of any fees and expenses charged by the ETFs in which the Fund may invest. Actual underlying ETFs are expected to vary with changes in the allocation of the Fund’s assets. These expenses are not included in the table or the example below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses(1) (expenses that are deducted from Fund assets)
Management Fees	1.00%
Other Expenses	0.96%
Total Annual Fund Operating Expenses	1.96%

(1)
To the extent that the Fund invests in ETFs, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such funds in addition to the fees and expenses payable directly by the Fund. Therefore, to the extent that the Fund invests in ETFs, the Fund may incur higher expenses than indicated in the table above or example below, which do not indicate the fees and expenses of the ETFs. For the Fund, the actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various ETFs in which the Fund invests. Such additional expenses cannot be estimated and therefore, actual Fund expenses may be higher than those shown. However, because the Advisor selects ETFs without regard to expense, the range of actual expenses of the ETFs are expected to vary with changes in the allocation of the Fund’s assets among various ETFs.

Example

This Example is intended to help you compare the costs of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

One Year	$199
Three Years	$615
Five Years	$1,057
Ten Years	$2,285

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment objective is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The investment objective is non-fundamental, which means that it may be changed by action of the Fund’s Trustees without shareholder approval. If the Fund changes its investment objective, it will notify shareholders at least 60 days in advance of the change.

The Advisor has the flexibility to select among different types of investments for growth and income and to alter the composition of the Fund’s portfolio as economic and market trends change. Under normal market conditions, the Fund expects that at least 25% of the Fund’s assets will be invested in either equity securities or fixed-income securities. The Fund will primarily invest in equity securities of domestic companies of any size. Equity securities generally include common and preferred stock, but may include warrants, shares of ETFs and other securities that meet the Fund’s investment objective.

In selecting equity investments for the Fund, the Advisor emphasizes the following types of investments. The Advisor seeks growth stocks that have shown a rising trend in earnings and revenues over a period of years. Companies with low or declining debt levels, rising gross profit margins, expanding product lines and significant stock ownership by management are also viewed by the Advisor as attractive. Many of such companies may be components of the Standard & Poor’s 500 Index. The Advisor does not limit its investment selections to companies within this Index and will invest in any company that the Advisor believes has similar characteristics.

In evaluating out-of-favor companies, the Advisor’s fundamental focus is on a company’s business. The Advisor looks for companies that have experienced problems due to debt, management, excess expenses or cyclical forces, but are still leaders in their industries. This group of companies includes, but is not limited to, the largest corporations. It is the Advisor’s opinion that such companies frequently undergo restructuring, management changes, debt reduction and other corporate events that can have a positive effect on the prices of such stocks, while still providing a cash flow through regular dividend payments.

The small and medium-size companies selected for the Fund’s portfolio will typically have experienced rapidly rising revenues and earnings. The Advisor looks for, among other things, companies that have little or no debt, a following in the investment community, an expanding product line or products that involve a change or improvement in their industry, and control or significant involvement by company founders in day-to-day management.

The Fund will typically sell a stock when the Advisor determines that the fundamental reason that the stock was purchased no longer exists. Securities may also be sold when the Advisor believes a stock has reached its appreciation potential, or when a company’s fundamentals and corresponding stock price have deteriorated.

Fixed-income securities held by the Fund are expected to include U.S. Treasury and agency obligations and investment grade corporate debt securities. Investment grade debt securities are generally considered to be those rated BBB or better by Standard & Poor’s Ratings Group (“S&P”), Duff & Phelp Credit Rating Co. (“Duff”) or Fitch Investors Service, Inc. (“Fitch”), or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of equal quality. Securities rated BBB by S&P, Duff and Fitch or Baa by Moody’s, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. It is expected that at least 25% of the Fund’s assets will be invested in fixed-income securities.

In selecting fixed-income securities, the Advisor uses a combined approach of technical and fundamental analysis. The Advisor focuses on the anticipated direction of interest rates and the yield curve. Corporate bond analysis encompasses the same research approach that is used in purchasing common stocks for the Fund.

Fixed-income securities will ordinarily be sold if the Advisor believes that the interest rate environment is changing, to adjust the length of maturities and to maintain a desired level of allocation to the entire portfolio.

In lieu of direct investment, at any time the Fund may allocate up to 100% of its assets among shares of different ETFs. However, other than its investments in ETFs, the Fund does not intend to invest in other mutual funds. Each such share represents an undivided ownership interest in the portfolio of stocks held by an ETF, which are investment companies that acquire and hold either:

•	shares of all of the companies that are represented by a particular index in the same proportion that is represented in the indices themselves; or
•	shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. An investment in an ETF is subject to the risks associated with the ETF and its underlying securities and will bear its share of the ETF’s fees and expenses.

The Fund is independent of all of the ETFs in which it invests and has no voice in or control over their investment practices, policies or decisions. If the Fund disagrees with those practices, policies or decisions, it may have no choice other than to liquidate its investment, which may entail losses. Also, an ETF may limit the Fund’s ability to sell its shares at certain times. In these cases, such investments will be considered illiquid and subject to the Fund’s overall limit on illiquid securities. For example, no ETF is required to redeem any of its shares owned by the Fund in an amount exceeding 1% of its shares during any period of less than 30 days. As a result, to the extent that the Fund owns more than 1% of an ETF’s shares, the Fund may not be able to liquidate those shares promptly in the event of adverse market conditions or other considerations.

Temporary Investments

Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and short-term debt securities and money market instruments in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value or total return have previously been summarized under “An Overview of the Fund.” These risks are discussed in more detail below.

Management Risk. Management risk means that your investment in the Fund varies with the success or failure of the Advisor’s investment strategies and the Advisor’s research, analysis and selection of portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk. There is a risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry and sector of the economy or the market as a whole.

Shares of ETFs. The Fund may invest in shares of ETFs as a means to pursue its investment objective. Federal law generally prohibits a fund from acquiring shares of an ETF if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such ETF’s total outstanding shares. This prohibition may prevent the Fund from allocating its investments in an optimal manner. In addition, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying ETF shares. You will indirectly bear fees and expenses charged by the underlying ETFs in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Tracking Risk. Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indexes they track. The total return generated by the underlying securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, while such transaction costs are not included in the calculation of the total returns of the indexes. Certain securities comprising the indexes tracked by the ETFs may, from time to time, temporarily be unavailable.

Liquidity Risk. The ETFs in which the Fund invests are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which the Fund invests hold securities of companies with smaller market capitalization or securities with substantial market risk, they will have a greater exposure to liquidity risk.

Small and Medium Company Risk. Investing in securities of small and medium companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies. Smaller companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Additionally, some of the ETFs in which the Fund may invest will hold stocks of small and medium-sized companies. Securities of these companies may have limited market liquidity and their prices may be more volatile.

Fixed-Income Securities Risk. The Fund invests in fixed-income securities. The market value of fixed-income securities is sensitive to prevailing interest rates. In general, when interest rates rise, the fixed-income security’s value declines and when interest rates decline, its market value rises. Normally, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness affect the market value of fixed-income securities of that issuer.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual and Semi-Annual Report to Fund shareholders, and in quarterly holdings reports on Form N-Q. In addition, the Fund discloses its complete calendar quarter-end portfolio holdings and certain other portfolio characteristics on the Fund’s website at www.leonettiassoc.com within 10 business days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC. Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the website. The Annual and Semi-Annual Reports are available by contacting the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 537-3585. The Annual Report and Semi-Annual Report are also available on the Fund’s website at www.leonettiassoc.com.

INVESTMENT ADVISOR

Leonetti & Associates, Inc. is the investment advisor to the Fund. The Advisor’s address is 1130 Lake Cook Road, Suite 300, Buffalo Grove, IL 60089. The Advisor, which manages assets of approximately $373 million, was established in 1982 and provides investment advisory services to individuals and institutional investors. The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended June 30, 2005, the Advisor received advisory fees of 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Advisor is available in the SAI.

Portfolio Managers

Craig T. Johnson, Portfolio Manager, is responsible for the day-to-day management of the Fund. He received his Bachelor’s Degree in Business from Drake University. Craig has been with the Advisor since 1983.

J. Matt Varner, Portfolio Manager and Head Trader works directly with Craig T. Johnson. He is responsible for the management of some of the Fund’s assets. Matt received his Bachelor’s Degree in Accounting from Illinois State University and his MBA from the University of Chicago. He also successfully completed the CPA examination. Matt has been with the Advisor since 1996.

The SAI provides additional information on the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

SHAREHOLDER INFORMATION

How to Buy Shares

You may open a Fund account with $100 and add to your account at any time with $25 or more. After you have opened a Fund account, you also may make automatic subsequent monthly investments with $25 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by the Fund.

The USA PATRIOT ACT requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In compliance with the USA Patriot Act of 2001, please note that U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted without providing a permanent street address on your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

You may purchase shares of the Fund by check, wire, or phone. All purchases by check must be in U.S. dollars. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund does not accept third party checks, U.S. treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your purchase check is returned by the bank, your purchase will be cancelled and a charge of $25.00 will be imposed to your account. In addition, any loss to the Fund resulting from the purchase cancellation will be the responsibility of the shareholder. The Fund does not issue share certificates and its shares are not registered for sale outside the United States. The Fund reserves the right to reject any purchase in whole or in part.

Timing and Nature of Requests. Your share price will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. Good order means that your purchase request is complete and includes all of the required information as discussed in this Prospectus. All requests received in good order before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day’s NAV.

By Check. If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail it with a check (made payable to “The Leonetti Fund”) to:

The Leonetti Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

If you wish to send your Account Application and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:

The Leonetti Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Note: The Fund does not consider the U.S. Postal Services or other independent delivery service to be its agent.

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to “The Leonetti Fund” in the envelope provided with your statement or to the address noted above. Your account number should be written on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application, which is included with this Prospectus. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Please notify the Transfer Agent at (800) 537-3585 of the incoming wire to ensure proper credit. Your bank must include the name of The Leonetti Fund, your account number and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire in your name to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
For further credit to The Leonetti Fund
[shareholder name and account number]

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent at (800) 537-3585. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

By Telephone. The Fund offers a Telephone Purchase Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request. To have Fund shares purchased at the NAV determined as of the close of regular trading on a given date, the Fund’s Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer through the Automated Clearing House (“ACH”) System before the close of regular trading on such date. Most transfers are completed within three (3) business days. The minimum transaction amount for a telephone purchase is $100. Only bank accounts held at domestic financial institutions that are ACH members can be used for Telephone Purchase Option transactions.

Purchasing Shares Through a Broker-Dealer or Other Financial Intermediary. You can purchase shares of the Fund through any broker dealer or other financial intermediary (sales agent) that has been authorized by the Fund. These sales agents are further authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A purchase order is deemed received by the Fund when an authorized sales agent, or, if applicable, a sales agent’s authorized designee, receives the request in good order. Please keep in mind that a sales agent may charge additional fees for its services. The sales agent is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Fund to withdraw from your personal checking or savings account each month an amount that you wish to invest, which must be at least $25. In order to participate in the Plan, the bank where the account is held needs to be a member of the ACH network. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Transfer Agent will charge a $25 fee for any payment returned. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing or by calling (800) 537-3585 sufficiently in advance of the next withdrawal. If you liquidate your account, your Automatic Investment Plan will be discontinued. The Fund may terminate or modify this privilege at any time.

Retirement Plans. You may invest in the Fund by establishing a tax-sheltered individual retirement account (“IRA”). The Fund offers Traditional, Roth, SIMPLE and SEP IRAs. You may obtain information about opening an IRA account by calling the Transfer Agent at (800) 537-3585. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your investment representative.

How to Sell Shares

You may sell (redeem) all or a portion of your Fund shares on any day the Fund and the New York Stock Exchange (“NYSE”) are open for business either directly to the Fund or through your sales agent.

No redemption request will become effective until all documents have been received in “proper form” by the transfer agent.

“Proper form” means your letter of instruction includes:

•	the name of the Fund
•	the account number
•	the dollar amount or the number of shares to be redeemed
•	signatures of all registered shareholders including a signature guarantee when necessary

The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application, in which case a $15 fee will be deducted from your account. You should send your redemption request to:

The Leonetti Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

To protect the Fund and its shareholders, a signature guarantee is required to redeem shares in the following situations: (i) if you change ownership on your account; (ii) when you want the redemption proceeds sent to a different address than that registered on the account; (iii) if the proceeds are to be made payable to someone other than the account’s owner(s); (iv) any redemption transmitted by federal wire transfer to a bank other than your bank of record; (v) if a change of address request has been received by the Transfer Agent within the last 30 days; (vi) when adding telephone redemption privileges to an existing account, and (vii) when adding or changing any automated bank instructions. In addition, signature guarantees are required for all written redemptions of $25,000 or more. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Selling Shares Through a Broker-Dealer or Other Financial Intermediary. If you purchased your shares through a sales agent (e.g., broker-dealer or other financial intermediary), your redemption order must be placed through the same sales agent. The sales agent must receive your redemption order prior to 4:00 p.m. Eastern Time for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. Eastern Time will receive the next business day’s NAV. Please keep in mind that your sales agent may charge additional fees for its services.

By Telephone. If you completed the Telephone Redemption Privileges portion of the Account Application, you may redeem your shares in any amount by telephone by calling the Transfer Agent at (800) 537-3585 between the hours of 9:00 a.m. and 8:00 p.m., Eastern Time, on any day the NYSE is open for trading. Orders received prior to 4:00 p.m., Eastern Time, will be effected on that day. Redemption orders received after 4:00 p.m., Eastern Time, will be processed at the NAV calculated on the next business day. Redemption proceeds will be sent on the following business day and mailed to the address of record. If you request, redemption proceeds will be wired on the next business day to the bank account you designated. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds. Redemptions made within 30 days of an address change must be done in writing and require a signature guarantee.

When you establish telephone redemption privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated. A check for the proceeds will be mailed to the address of record or transferred to the bank account you designated. If you choose to decline the telephone redemption privileges on your Account Application you will need a signature guaranteed letter of instruction to add this option in the future.

Before executing an instruction received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ notice to shareholders.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (800) 537-3585 for instructions.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of Redemption Proceeds. You may redeem the Fund’s shares at a price equal to the NAV next determined after the Fund’s Transfer Agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern time) will be processed on that day and redemption proceeds will be sent on the following business day. You may have your proceeds sent by check sent to the address of record, proceeds may be wired to your bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network to the bank account of record. Wires must be a minimum of $1,000 and are subject to a $15 fee which will be deducted from your redemption proceeds. You will not incur any charge when proceeds are sent via the ACH system, however proceeds may not be available in your bank account for 2 days. In all cases, proceeds will be processed within seven calendar days and wired or mailed to you after the Fund receives your redemption request.

If you did not purchase your shares with a wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first. Furthermore, there are certain times when you may be unable to sell the Fund shares or receive proceeds. Specifically, we may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

The Fund may redeem the shares in your account if the value of your account falls below $100 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified in writing that the value of your account is less than $100 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $100 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. As another convenience, you may redeem your Fund through the Systematic Withdrawal Plan. Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account each month or quarter. In order to participate in the Plan, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent, in writing or by calling (800) 537-3585 sufficiently in advance of the next withdrawal.

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Retirement Plans. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Fund does not accommodate frequent transactions and reserves the right to reject any purchase order, including from those persons believed by the Fund to be “market-timers.”The Fund’s Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity, and using fair value pricing, as determined by the Fund’s Board of Trustees, when the Advisor determines current market prices are not readily available.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests. Except as noted in the Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

PRICING OF FUND SHARES

Shares of the Fund are sold at net asset value per share (“NAV”), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share). Fair value determinations may be made as described below if the Board of Trustees decides it is necessary. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests made in accordance with the requirements of this Prospectus. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.

The assets of the Fund may consist of shares of ETFs valued at their respective listed value. There may be situations when the Fund is unable to receive a listed value from an ETF. In such case, shares of ETFs will be valued at their fair market value as determined in good faith by the Fund’s Board of Trustees. The NAV of the Fund will fluctuate with the value of the securities held by the ETFs in which the Fund principally invests.

There can be no assurance that the Fund can purchase or sell a share of an ETF at the price used to calculate the ETF’s listed value. In the case of fair valued ETFs, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of an ETF shares present value. Furthermore, changes in the fair valuation of shares of ETFs may be less frequent and of greater magnitude than changes in the price of ETFs valued by an independent pricing service, or based on market quotations.

    Occasionally, events affecting the value of foreign securities or other securities held by the Fund occur when regular trading on foreign exchanges is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board of Trustees. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

SERVICE FEES - OTHER PAYMENTS TO THIRD PARTIES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. The Fund typically distributes any undistributed net investment income and any net capital gains realized on or about December 31st of each year. However, the Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in shares of the Fund unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions. If you wish to change your distribution option, you may call the Transfer Agent at (800) 537-3585 or by writing to the Fund at P.O. Box 701, Milwaukee, WI 53201-0701.

TAX CONSEQUENCES

The Fund intends to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Dividends are taxable to you as ordinary income or qualified dividend income. Fund distributions of short-term capital gains are taxable to you as ordinary income or qualified dividend income. Fund distributions of long-term capital gains are taxable as long-term capital gains. A portion of the ordinary income dividends paid to you by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The following table illustrates the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. “Total return” illustrates how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, independent registered public accounting firm, for the fiscal years ending June 30, 2005, 2004, and 2003 and by other auditors for previous years. Tait, Weller & Baker LLP’s report and the Fund’s financial statements are included in the Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS, CONTINUED

For a capital share outstanding throughout each year

	Year Ended June 30,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$13.72	$12.49	$13.25	$14.27	$17.78

Income from investment operations:
Net investment income	0.05	0.05	0.09	0.12	0.13
Net realized and unrealized gain (loss) on investments	(0.11)	1.25	(0.71)	(0.89)	(2.25)

Total from investment operations	(0.06)	1.30	(0.62)	(0.77)	(2.12)

Less distributions:
From net investment income	(0.06)	(0.07)	(0.14)	(0.12)	(0.06)
From net realized gain	—	—	—	(0.13)	(1.33)

Total distributions	(0.06)	(0.07)	(0.14)	(0.25)	(1.39)

Net asset value, end of year	$13.60	$13.72	$12.49	$13.25	$14.27

Total return	(0.48)%	10.42%	(4.61)%	(5.36)%	(12.48)%

Ratios/supplemental data:
Net assets, end of year (millions)	$16.1	$20.8	$22.1	$25.5	$28.0
Ratio of expenses to average net assets	1.96%	1.82%	1.94%	1.86%	1.69%
Ratio of net investment income to average net assets	0.25%	0.33%	0.66%	0.87%	0.79%

Portfolio turnover rate	90.62%	87.85%	70.34%	80.69%	115.03%

Investment Advisor
LEONETTI & ASSOCIATES, INC.
1130 Lake Cook Road, Suite 300
Buffalo Grove, Illinois 60089
www.leonettiassoc.com

Distributor
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK, NATIONAL ASSOCIATION
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(800) 537-3585

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite, 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, California 94105-3441

PRIVACY NOTICE
The Fund collects non-public information about you from the following sources:

·	Information we receive about you on applications or other forms;
·	Information you give us orally; and
·	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THE LEONETTI FUND
(formerly the Leonetti Balanced Fund)
a series of Professionally Managed Portfolios

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

The Leonetti Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 537-3585

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Shareholder reports and other information about the Fund are also available:

·	Free of charge from the Fund’s website at www. leonettiassoc.com, or

·	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov, or

·	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

·	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037)

STATEMENT OF ADDITIONAL INFORMATION
October 28, 2005

THE LEONETTI FUND
(formerly the Leonetti Balanced Fund)

a series of
PROFESSIONALLY MANAGED PORTFOLIOS
1130 Lake Cook Road, Suite 300
Buffalo Grove, IL 60089
(847) 520-0999
(800) 537-3585

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the prospectus dated October 28, 2005, as may be revised, of The Leonetti Fund (the “Fund”) a series of the Professionally Managed Portfolios (the “Trust”). Leonetti & Associates, Inc. (the “Advisor”) is the investment advisor to the Fund. Copies of the Fund’s Prospectus are available by calling either of the above numbers.

The Fund’s financial statements for the fiscal year ended August 31, 2005, are incorporated herein by reference to the Fund’s Annual Report. A copy of the Annual Report may be obtained without charge by calling or writing the Fund as shown above.

TABLE OF CONTENTS
THE TRUST	2
INVESTMENT OBJECTIVE AND POLICIES	2
INVESTMENT RESTRICTIONS	9
DISTRIBUTIONS AND TAX INFORMATION	11
TRUSTEES AND EXECUTIVE OFFICERS	13
THE FUND’S INVESTMENT ADVISOR	16
PORTFOLIO MANAGERS	17
SERVICE PROVIDERS	19
THE FUND’S DISTRIBUTOR	20
EXECUTION OF PORTFOLIO TRANSACTIONS	21
PORTFOLIO TURNOVER	22
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	23
REVENUE SHARING AREENAGEMENT	26
DETERMINATION OF SHARE PRICE	26
PERFORMANCE INFORMATION	27
PORTFOLIO HOLDINGS INFORMATION	29
PROXY VOTING POLICY	31
GENERAL INFORMATION	31
FINANCIAL STATEMENTS	32
APPENDIX A	33
APPENDIX B	35
APPENDIX C	36

THE TRUST

The Trust is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Fund.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee, or may be accessed via the world wide web at http://www.sec.gov.

INVESTMENT OBJECTIVE AND POLICIES

The Fund is a mutual fund with the investment objective of seeking total return through a combination of income and capital growth, consistent with preservation of capital.

The Fund is diversified (see fundamental investment restriction 7 for the Fund under “Investment Restrictions” below). Under applicable federal laws, the diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. The Fund would then be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

The following discussion supplements the discussion of the Fund’s investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

Equity Securities. The Fund will invest in equity securities consistent with the Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Please see “Preferred Stock” below. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see “Convertible Securities and Warrants” below.

To the extent the Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants. The Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Repurchase Agreements. The Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act of 1940 (the “1940 Act”), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund’s custodian (the “Custodian”). If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Illiquid Securities. The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Trust’s Board of Trustees (hereinafter referred to as the “Board” or “Trustees”), to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

When-Issued Securities. The Fund is authorized to purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, any purchase of such securities would be made with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

Investment Company Securities. The Fund may invest its assets in shares of other investment companies. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If the Fund invests in investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company.

The Fund may also invest in exchange-traded funds (“ETFs”). ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. The Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of its total outstanding securities during any period of less than 30 days.

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because ETFs are typically granted licenses by agreement to use the indexes as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount.

Corporate Debt Securities. The Fund may invest in investment-grade corporate debt securities. Investment-grade securities are generally considered to be those rated BBB or better by Standard & Poor’s Ratings Group (“S&P”), Duff & Phelps Credit Rating Co. (“Duff”) or Fitch Investors Service, Inc. (“Fitch”) or Baa or better by Moody’s Investor’s Service, Inc. (“Moody’s”) or, if unrated, deemed to be of comparable quality by the Advisor. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments in securities with these ratings than is the case with higher-grade bonds.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security’s rating is reduced while it held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

U. S. Government Securities. U.S. Government securities in which the Fund may invest include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Banks, Government National Mortgage Association, International Bank for Reconstruction and Development and Student Loan Marketing Association.

All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against United States in the event that the agency or instrumentality does not meet its commitment.

Among the U.S. Government securities that may be purchased by the Fund are “mortgage-backed securities” of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Federal Home Loan Mortgage Association (“Freddie Mac” or “FHLMC”) and the Federal National Mortgage Association (“Fannie Mae” or “FNMA”). These securities are not funded by Congressional appropriations, and debt and mortgage-backed securities that are issued by these securities are neither guaranteed nor insured by the United Stated Government or the United States Treasury. These mortgage-backed securities include “pass-through” securities and “participation certificates,” both of which represent pools of mortgages that are assembled, with interests sold in the pool. Payments of principal (including prepayments) and interest by individual mortgagors are “passed through” to the holders of interests in the pool; thus each payment to holders may contain varying amounts of principal and interest. Prepayments of the mortgages underlying these securities may result in the Fund’s inability to reinvest the principal at comparable yields. Mortgage-backed securities also include “collateralized mortgage obligations,” which are similar to conventional bonds in that they have fixed maturities and interest rates and are secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-through is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. Other mortgage-related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2”or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix B.

INVESTMENT RESTRICTIONS

The Fund may not:

1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2. (a) Borrow money, except from banks for temporary or emergency purposes. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33 1/3% of its assets.

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

4. Purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any permitted borrowings, mortgages or pledges.

7. Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Fund’s assets may be invested without regard to this limitation.

8. Invest in any issuer for purposes of exercising control or management.

The Fund observes the following policies, which are not deemed fundamental and may be changed without shareholder vote. The Fund does not:

1. Invest in securities of other investment companies except as permitted under the 1940 Act as discussed in the “Investment Company Securities” section.

2. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity (other than securities that meet the requirements of Securities Act Rule 144A which the Trustees have determined to be liquid based on applicable trading markets).

3. With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. The Fund typically distributes any undistributed net investment income on or about December 31st of each year. Any net capital gains realized through the period ended October 31st of each year will also be distributed by December 31st of each year. However, the Fund may make an additional payment of dividends or distributions if it deems it desirable another time during the year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund’s policy is to distribute to shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31st of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31st during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry forward of the Fund.

Distributions of net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. To the extent the Fund invests in stock of domestic and certain foreign corporations, it may receive “qualified dividends,” taxable at capital gains rates. The Fund will designate the amount of “qualified dividends” to its shareholders in a notice sent within 60 days of the close of its fiscal year. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund’s investment policies, it is expected that dividends from domestic corporations may be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31st. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

At June 30, 2005 the Fund had a capital loss carryforward of $818,313, which expires on June 30, 2011.

This discussion and the related discussion in the Prospectus have been prepared by the Fund’s management, and counsel to the Fund has expressed no opinion in respect thereof.

TRUSTEES AND EXECUTIVE OFFICERS

    The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, including the Fund. The current Trustees and officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry* (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc. (investment advisory and financial publishing firm).	1	None.
Wallace L. Cook* (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Financial Consultant, formerly Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	1	None.
Carl A. Froebel* (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services). Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustees	Other Directorships Held
Rowley W.P. Redington* (born 1944) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	President; Intertech Computer Services Corp. (computer services and consulting).	1	None.
Interested Trustee of the Trust
Steven J. Paggioli** (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds.
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer	Indefinite Term since August 2002. Indefinite Term since September 2004.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, ICA (May 1997-July 2001).	1	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term since August 2002.	Vice President, U.S. Bancorp Fund Services, LLC since 1997; Chief Financial Officer, Quasar Distributors, LLC since 2000.	1	Not Applicable.
Chad E. Fickett (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term since March 2002.	Vice President, U.S. Bancorp Fund Services, LLC since July 2000.	1	Not Applicable.
* Denotes Trustees who are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”).
** Denotes Trustee who is an “interested person” of the Trust under the 1940 Act (the “Interested Trustees”). Mr. Paggioli is an Interested Trustee of the Trust by virtue of his prior relationship with Quasar Distributors, LLC, the Fund’s principal underwriter.
*** The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

Compensation

Set forth below is the rate of compensation received by the Trustees. Each Independent Trustee receives an annual retainer of $10,000 and a fee of $5,500 for each regularly scheduled meeting. The Independent Trustees also receive a fee of $1,500 for any special meeting attended. The Chairman of the Board receives an additional annual retainer of $8,000. Trustees are also reimbursed for expenses in connection with each Board meeting attended. These amounts are allocated among each of the various portfolios comprising the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund [1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex [2] Paid to Trustees
Dorothy A. Berry, Chairman and Trustee	$1,445	None	None	$1,445
Wallace L. Cook, Trustee	$1,156	None	None	$1,156
Carl A. Froebel, Trustee	$1,156	None	None	$1,156
Rowley W.P. Redington, Trustee	$1,156	None	None	$1,156
1 For the fiscal year ended June 30, 2005.

2 There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies to only the Fund. For the fiscal year ended June 30, 2005, Trustees’ fees and expenses in the amount of $93,500 were allocated to the Trust.

Trust Committees

The Trust has three standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee, and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee did not have a reason to meet during the Fund’s prior fiscal year. The Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised of all of the Independent Trustees. It does not include any Interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The Audit Committee met once with respect to the Fund during the Fund’s last fiscal year. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matter bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one Trustee and one representative from the staff of the Trust’s administrator (the “Administrator”) who is knowledgeable about the Fund. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee did not meet during the Fund’s last fiscal year with respect to the Fund.

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of December 31, 2004, Mr. Paggioli, an Interested Trustee of the Trust, beneficially owned shares of the Fund with a total value, as of that date, between $1 and $10,000. No other Trustee, including the Independent Trustees, beneficially owned shares of the Fund as of that date. As of December 31, 2004, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, as of December 31, 2004, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party. As of September 30, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Principal Holders of the Fund

Name and Address	% Ownership	Type of Ownership
Frank G. Valerio* 6910 N Concord Ln. Niles, IL 60714-4434	17.07%	Beneficial

* Mr, Valerio is the beneficial owner of shares of the Fund through various accounts.

THE FUND’S INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Fund by Leonetti & Associates, Inc., 1130 Lake Cook Road, Suite 300, Buffalo Grove, IL 60089, the Fund’s Advisor), pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisor is controlled by Mr. Michael Leonetti. Mr. Leonetti is the owner and CEO of the Advisor. The general nature of his business is investment management and financial planning. The use of the name “Leonetti” by the Fund is pursuant to a license granted by the Advisor, and in the event the Advisory Agreement with the Fund is terminated, the Advisor has reserved the right to require the Fund to remove any references to the name “Leonetti.” The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets.

In approving the continuation of the Advisory Agreement on behalf of the Fund at a meeting held in August 2005, the Board (including the Independent Trustees) primarily considered, among other things, the following matters: information regarding the Advisor including those relating to the Advisor’s personnel; the nature and quality of the services provided and to be provided by the Advisor under the Advisory Agreement; the fees paid to and expenses borne by the Advisor; the Fund’s expense limitation, fee waiver, and performance of the Fund relative to the Fund’s benchmark; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Advisor from the fees payable under such Advisory Agreement; and the Fund’s brokerage, related commissions, and the use of soft dollars by the Advisor. The Board also discussed: (a) the Advisor's performance (on an absolute and relative basis); (b) the Advisor's adherence to compliance procedures; (c) the Advisor's generally positive relationship with the Board; (d) the Advisor's marketing activity and commitment to responsible Fund growth; (e) the overall quality of services provided to the Fund; (f) the cost structure of the Fund relative to its peer group; and (g) the satisfaction of the Fund's shareholders with their investment choice. After reviewing such information as they deemed necessary, the Board (including a majority of the Independent Trustees) concluded that the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon sixty days’ written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

During the Fund’s fiscal years ended June 30, 2005, 2004 and 2003, the Advisor received fees of $181,186, $224,889 and $219,192, respectively, under the Advisory Agreement.

PORTFOLIO MANAGERS

Mr. Craig T. Johnson serves as a Portfolio Manager of the Fund. The following provides information regarding other accounts managed by Mr. Johnson as of July 31, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	353	$234 Million	0	$0

Mr. Johnson’s compensation as the Fund’s Portfolio Manager is a fixed salary that is set by industry standards. A portion of Mr. Johnson’s salary is based on total assets in accounts managed, of which the Fund represents approximately 6% of the monthly total assets. He does not receive a bonus or deferred compensation as part of his compensation. Mr. Johnson does participate in a 401K retirement plan. The retirement plan is based on 3% of Mr. Johnson’s salary.

Mr. J. Matt Varner also acts as a Portfolio Manager and Head Trader of the Fund. The following provides information regarding other accounts managed by Mr. Varner as of July 31, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	353	$234 Million	0	$0

Mr. Varner’s compensation as the Fund’s Portfolio Manager is a fixed salary that is set by industry standards. He does receive a bonus which is calculated on performance of equity managed versus the S&P 500. He does not receive deferred compensation as part of his compensation. Mr. Varner does participate in a 401K retirement plan. The retirement plan is based on 3% of Mr. Varner’s salary.

The following indicates the beneficial ownership of each Portfolio Manager of the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000-$500,001-$1,000,000, Over $1,000,000)

Craig T. Johnson	$100,001-$500,000

J. Matt Varner	$10,001-$50,000

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account, the Advisor performs investment management services for various clients, or in other circumstances.

Portfolio Managers for the Fund may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Fund’s accounts and other accounts managed by the Portfolio Managers, including among any affiliated client accounts, any accounts in which the Portfolio Managers may have personal investments.. The Advisor believes such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by the Advisor’s Allocation Policy and Compliance Procedures to which the Portfolio Managers are subject. The Advisor’s Allocation Procedures are intended to be fair and equitable to all clients, with no particular group or client being favored or disfavored over any other client. The Advisor’s policy prohibits any allocation of trades in a manner that would allow any affiliated account or any particular client or group of clients to receive more favorable treatment than any other client accounts.

The Advisor may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund. The Advisor will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that the Advisor, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 the Funds Administrator, provides administrative services to the Fund pursuant to an administration agreement (the “Administration Agreement”). The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. The Administrator also serves as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements. The Administrator and Custodian are affiliated entities under the common control of U.S. Bancorp.

During the fiscal years ended June 30, 2005, 2004 and 2003, the Administrator received fees of $36,237, $44,977 and $43,838, respectively, from the Fund.

Custodian

U.S. Bank, National Association, 425 Walnut Street, Cincinnati, Ohio 45202, is the Custodian for the securities and cash of the Fund pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian holds the Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441 is counsel to the Fund and provides counsel on legal matters relating to the Fund.

THE FUND’S DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), serves as distributor for the Fund. Pursuant to a distribution agreement between the Fund and the Distributor (the “Distribution Agreement”), the Distributor provides certain administration services and promotes and arranges for the sale of Fund shares. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement between the Fund and the Distributor continues in effect from year to year if approved at least annually by (i) the Board or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any party to the Distribution Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker- dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Advisory Agreement, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the NASD.

While it is the Fund’s general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The Fund does not use the Distributor to execute its portfolio transactions.

During the fiscal year ended June 30, 2005, the Fund paid brokerage commissions of $14,108. During the fiscal year ended June 30, 2004, the Fund paid brokerage commissions of $18,846. Of such amount, $6,722 was paid to firms for research, statistical or other services provided to the Advisor. During the fiscal year ended June 30, 2003, the Fund paid brokerage commissions of $27,686, all of which was paid to firms for research, statistical or other services provided to the Advisor.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions.” For the fiscal years ended June 30, 2005, 2004, the Fund had a portfolio turnover rate of 90.62% and 87.85% respectively.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

You may purchase shares of the Fund from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Fund’s daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value.

The public offering price of Fund shares is the net asset value. The Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Fund’s Prospectus. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”). If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE to receive that day’s public offering price. Orders are in proper form only after funds are converted to U.S. funds.

If you are considering redeeming, or transferring shares to another person shortly after purchase, you should pay for those shares with a wire to avoid any delay in redemption or transfer. If any portion of the shares to be redeemed or transferred represents an investment made by check, the Fund may delay the payment of the proceeds until the Transfer Agent is reasonably satisfied that the check has been collected. This may take up to 15 calendar days from the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares.

The Trust reserves the right in its sole discretion (a) to suspend the continued offering of the Fund’s shares; (b) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund; and (c) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

How to Sell Shares

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative. The Fund will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price.

Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund’s Transfer Agent of the written request with complete information and meeting all the requirements discussed in the Fund’s Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

Selling shares directly to the Fund

Send a signed letter of instruction to the Transfer Agent. The price you will receive is the next net asset value calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in the Fund’s Prospectus. In order to receive that day’s net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

Selling shares through your investment representative

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent’s records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys in-fact. Redemption proceeds may be wired to a commercial bank authorized on your account application, in which case a $15 fee will be deducted from your account.

Delivery of proceeds

The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules, as stated above under “How to Sell Shares.”

Telephone redemptions

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in their latest Account Application or other written request for services, including purchasing, exchanging or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the shareholder’s latest Account Application or as otherwise properly specified to the Fund in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For more information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The telephone redemption privilege may be modified or terminated without notice.

Redemptions-in-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

REVENUE SHARING ARRANGEMENT

The Advisor, out of its own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the service fees and other fees paid by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus. As of September 30, 2005, the Advisor did not have revenue sharing arrangements.

DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. The Board has determined that in order to reflect fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share. An example of how the Fund calculated its net asset value per share as of June 30, 2005 is as follows:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$16,122,850	=	$13.60
1,185,609

PERFORMANCE INFORMATION

The Fund will calculate its performance in accordance with the following formulas:

Average Annual Total Return

Average annual total return quotations used in the Fund’s prospectus are calculated according to the following formula:

P(1+T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the prospectus will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the prospectus. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payments of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payments of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund discloses its weekly top 25 portfolio positions as of Friday on the first business day of the following week on its website www.leonettiassoc.com. In addition, the Fund discloses complete calendar quarter-end portfolio holdings on the Fund’s web site within 10 business days of the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC. Portfolio holdings information posted on the Fund’s website may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Fund’s website.

The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (“Policy”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Advisor has also adopted a policy with respect to disclosure of portfolio holdings of the Fund (the “Advisor’s Policy” and together with the Policy, the “Policies”). Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Policies. The Advisor and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Policies, which would be for a legitimate business purposes and would always include a duty of confidentiality and a duty not to trade on such information in the case of non-public disclosures. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Advisor, Distributor or any other affiliated person of the Fund. After due consideration, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund. Pursuant to the Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under 1940 Act), and (3) by considering to approve any amendment to these Policies. The Board reserves the right to amend the Policies at any time without prior notice in its sole discretion.

In the event of a conflict between the interests of the Fund and the interests of Advisor or an affiliated person of the Advisor, the CCO of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Fund’s Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

    In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed including a duty not to trade on non-public information: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Fund or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, in accordance with the Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. The frequency with which complete portfolio holdings may be disclosed to a third party, and the length of lag, if any, between the date of the information and the date on which the information is disclosed to the third party, is determined based on the facts and circumstances of the particular disclosure situation.

In no event shall the Advisor, its affiliates or employees or the Fund, or any other person, receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies on behalf of the Fund to the Advisor in accordance with the Advisor’s Proxy Voting Policy and subject to the Board’s continuing oversight. The Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policy and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. The Proxy Voting Policy adopted by the Advisor underscores the Advisor’s concern that all proxy voting decisions be made in the best interests of the Fund and its shareholders and to maximize portfolio values over time. The Advisor’s Proxy Voting Policy is attached at Appendix C.

The Trust will file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free (866) 697-7858 and on the SEC’s website at www.sec.gov.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The Fund was created on August 1, 1995 as a series of the Trust.

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund’s assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Trust, the Advisor and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and the Distributor to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS
The Fund’s annual report to shareholders for their fiscal year ended June 30, 2005 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX A

CORPORATE BOND RATINGS*

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

APPENDIX B

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

APPENDIX C

The Securities and Exchange Commission has adopted amendments to Rule 206(4)-6 under the Investments Advisers Act of 1940, as amended (the “Advisers Act”) requiring investment advisers and investment companies to disclose their proxy voting policies and voting records.

Leonetti & Associates, Inc. (“Adviser”) has adopted the following Policies and Procedures to enable it to comply with its fiduciary responsibilities to clients and the requirements of the Advisers Act. The Head Securities Trader, has primary responsibility to exercise proxy voting authority over designated client and portfolio securities.

Voting Policy
Adviser acts as discretionary investment adviser for various clients, including registered open-end investment companies (“mutual funds”). Adviser’s authority to vote mutual fund shareholder proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts.

Typically, Adviser does not vote proxies for its investment advisory clients. In some instances, Adviser may vote client proxies if a third party custodian is used to hold client assets and Adviser is provided with properly endorsed proxies for voting or if the Adviser is specifically told, by clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”), that there is no specific reservation in the plan document regarding proxy voting. If an ERISA client does not specify otherwise, Adviser will assume there are directions in the plan document reserving the plan administrator's or trustee's rights with respect to voting their proxies. Such reservation precludes Adviser from voting proxies with respect to ERISA clients.

When voting proxies or acting with respect to corporate actions for clients, Adviser’s primary concern is that all decisions be made solely in the best interest of the client (and for ERISA clients, plan beneficiaries and participants, in accordance with the Department of Labor standards). Designated individuals are expected to provide quality service to fund shareholders and clients while maintaining high ethical standards in the conduct of voting proxies. Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account. Pursuant to a provision in our investment management client agreements (other than for mutual fund clients), Adviser will not advise or act for clients in any legal proceedings, including bankruptcies or class actions involving securities held or previously held in a client’s account or the issuers of these securities.

Voting Procedures
The Head Securities Trader is primarily responsible for ensuring that all proxies received by Adviser are voted in a timely manner and consistent with Adviser’s determination of the client’s best interests. While many proxy proposals may be voted in accordance with the Adviser’s established guidelines, the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception to the guidelines. This individual is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across similarly situated client accounts.

All proxy proposals will be reviewed by the Head Securities Trader for potential conflicts of interest. Should a proxy proposal create a material conflict between Adviser’s interests and a client’s or shareholder’s interest, Adviser will resolve such conflict in the following manner:

Vote According to Guidelines. Adviser will vote in accordance with pre-determined voting policies to the extent the Adviser has little or no discretion to deviate from the Guidelines with respect to proxy proposals.

Client Authorization to Use an Independent Third Party. A client may, in writing, direct Adviser to forward proxy materials in which an Adviser conflict exists to a third party for review and recommendation. If received in a timely manner, Adviser will vote such proxies in accordance with third party’s recommendation. Adviser will abstain from voting client securities should the third party’s recommendation not be received in a timely manner.

Obtain Client Consent. To the extent Adviser has discretion to deviate from the Guidelines with respect to the proxy proposals, Adviser will disclose a conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. Disclosure to the client will include sufficient detail regarding the proxy proposal and the nature of Adviser’s conflict that the client would be able to make an informed decision regarding the vote. Adviser will obtain from voting client securities if client fails to respond to the conflict disclosure request.

In certain instances, where Adviser has determined that it is in the client’s best interest, Adviser will not vote proxies received. The following are certain circumstances where Adviser will limit its role in voting proxies:

Client Maintains Voting Authority. Where client specifies in writing that it maintains authority to vote proxies or where client has delegated the right to vote to a third party, Adviser will not vote the securities and will direct the relevant custodian to send proxy material directly to the client. If any proxy material is received by Adviser, it will be forwarded to the client or specified third party.

Terminated Account. Once a client account has been terminated with Adviser in accordance with its investment management agreement, Adviser will not vote any proxies received after the termination.

Limited Value. If Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client’s proxies. Adviser also will not vote proxies received for securities which are no longer held in a client’s account.

Unjustifiable Costs. In certain circumstances, after performing a cost-benefit analysis, Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefit to the client.

Recordkeeping
In accordance with Rule 204-2 under the Advisers Act, Adviser will maintain for the time periods set forth under the Rule (i) such proxy voting policies and procedures; (ii) proxy statements received; (iii) records of all votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) internal firm documents that were material in making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Form ADV Part II (or other brochure) its proxy voting policies and procedures and will inform clients how they may obtain information on how Adviser voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of Adviser’s Policies and Procedures by written request addressed to Adviser. Adviser will coordinate with mutual fund shareholders to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

Voting Guidelines
Every proxy issue will be considered individually. The following general guidelines are a partial list to be used in voting proposals contained in proxy statements, but will not be used as strict rules.

1. Providing cumulative voting rights.	Oppose
2. Date and place of annual meeting.	Approve
3. Election of auditors recommended by management.	Approve
4. Shareholder proposals.	Case-by-case

PART C
(THE LEONETTI BALANCED FUND)

OTHER INFORMATION

Item 23 Exhibits.

(a)	Amended and Restated Agreement and Declaration of Trust was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 27, 2005 and is incorporated herein by reference.

(b)	Amended and Restated Bylaws was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 18, 2003 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)	Investment Advisory Agreement was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on October 28, 2003 and is incorporated herein by reference.

(e)	Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on March 27, 2003 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)	Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(ii)	Form of Transfer Agent Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iii)	Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iv)	Power of Attorney was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on October 25, 2002 and is incorporated herein by reference.

(i)	Opinion of Counsel was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on August 16, 1999 and is incorporated herein by reference.

(j)	Consent of Independent Public Accountants is filed herewith.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Rule 12b-1 Plan is not applicable.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	(i) Code of Ethics for Registrant and Adviser was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 23, 2004 and is incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213 on February 12, 2002). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Registrant’s Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of the Investment Advisor.

With respect to the Advisor, the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the Securities and Exchange Commission (“SEC”), dated March 30, 2005. The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 27. Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Jacob Internet Fund Inc.
AIP Alternative Strategies Funds	The Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Julius Baer Investment Funds
Alpine Equity Trust	The Kensington Funds
Alpine Income Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Series Trust	LKCM Funds
Brandes Investment Trust	Masters’ Select Funds
Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brazos Mutual Funds	MDT Funds
Bridges Investment Fund, Inc.	Monetta Fund, Inc.
Buffalo Funds	Monetta Trust
Buffalo Balanced Fund, Inc.	The MP 63 Fund, Inc.
Buffalo High Yield Fund, Inc.	MUTUALS.com
Buffalo Large Cap Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo USA Global Fund, Inc.	Nicholas Fund, Inc.
Country Mutual Funds Trust	Nicholas High Income Fund, Inc.
Cullen Funds Trust	Nicholas II, Inc.
Everest Funds	Nicholas Limited Edition, Inc.
FFTW Funds, Inc.	Nicholas Money Market Fund, Inc.
First American Funds, Inc.	NorCap Funds
First American Investment Funds, Inc.	Permanent Portfolio Funds
First American Strategy Funds, Inc.	PRIMECAP Odyssey Funds
Fort Pitt Capital Funds	Professionally Managed Portfolios
The Glenmede Fund, Inc.	Prudent Bear Funds, Inc.
The Glenmede Portfolios	The Purisima Funds
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding, Loevner Funds, Inc.	Summit Mutual Funds, Inc.
The Hennessy Funds, Inc.	Thompson Plumb Funds, Inc.
Hennessy Mutual Funds, Inc.	TIFF Investment Program, Inc.
Hotchkis and Wiley Funds	Trust For Professional Managers
Intrepid Capital Management Funds Trust	Wexford Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	Treasurer
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c) Not applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, OH 45202
Registrant’s Investment Advisor	Leonetti & Associates, Inc. 1130 Lake Cook Road, Suite 300 Buffalo Grove, IL 60089

Item 29. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of October, 2005.

Professionally Managed Portfolios

By: Robert M. Slotky*
Robert M. Slotky
President

Pursuant to the requirements of the Securities Act of 1933, this amendment to this Registration Statement has been signed below by the following persons in the capacities and on October 28, 2005.

Signature	Title

Steven J. Paggioli*
Steven J. Paggioli	Trustee

Dorothy A. Berry*
Dorothy A. Berry	Trustee

Wallace L. Cook*
Wallace L. Cook	Trustee

Carl A. Froebel*
Carl A. Froebel	Trustee

Rowley W. P. Redington*
Rowley W. P. Redington	Trustee

Robert M. Slotky*
Robert M. Slotky	President

Eric W. Falkeis
Eric W. Falkeis	Treasurer and Principal Financial and Accounting Officer

* By/s/ Eric W. Falkeis
Eric W. Falkeis Attorney-in-Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Public Accountants	EX-99.j